MERGER AGREEMENT AND

                             PLAN OF REORGANIZATION

                             PURSUANT TO SECTION 368

                          OF THE INTERNAL REVENUE CODE

                                      AMONG

                   CLASSICS INTERNATIONAL ENTERTAINMENT, INC.,

                        CLASSICS ACQUISITION CORP., INC.

                                       AND

                                   IBP, INC.,

                                  CAREY LOTZER

                                       AND

                                 MICHAEL STEELE

                                TABLE OF CONTENTS

                                                                            PAGE

1  DEFINITIONS.................................................................1
2  BASIC TRANSACTION...........................................................6
   (A) THE MERGER..............................................................6
   (B) THE CLOSING.............................................................6
   (C) MERGER CONSIDERATION ...................................................6
   (D) ACTIONS AT THE CLOSING..................................................7
   (E) EFFECT OF MERGER........................................................7
3  REPRESENTATIONS AND WARRANTIES OF CLASSICS AND CLASSICS ACQUISITION.........9
   (A) ORGANIZATION, QUALIFICATION AND CORPORATE...............................9
   (B) AUTHORIZATION OF TRANSACTION............................................9
   (C) NONCONTRAVENTION.......................................................10
   (D) BROKERS' FEES..........................................................10
   (E) CAPITALIZATION.........................................................10
   (F) DUE AUTHORIZATION OF CLASSICS SHARES...................................11
   (G) ACQUISITION OF IBP SHARES FOR INVESTMENT...............................11
   (H) CERTAIN MATTERS RELATING TO IBP........................................11
   (I) FINANCIAL STATEMENTS...................................................11
   (J) UNDISCLOSED LIABILITIES................................................11
   (K) LEGAL COMPLIANCE.......................................................12
   (L) TAX MATTERS............................................................12
   (M) LITIGATION.............................................................13
   (N) EVENTS SUBSEQUENT TO FINANCIAL STATEMENTS..............................13
   (O) INTELLECTUAL PROPERTY..................................................14
   (P) NOTES AND ACCOUNTS RECEIVABLE..........................................14
   (Q) CONTRACTS..............................................................14
   (R) DISCLOSURE.............................................................15
   (S) FILINGS WITH THE SEC...................................................16
4  REPRESENTATIONS AND WARRANTIES OF IBP......................................16
   (A) ORGANIZATION, QUALIFICATION, AND CORPORATE POWER(A) ORGANIZATION,
   QUALIFICATION, AND CORPORATE POWER.........................................16
   (B) CAPITALIZATION.........................................................16
   (C) AUTHORIZATION OF TRANSACTION...........................................16
   (D) NONCONTRAVENTION.......................................................17
   (E) REVENUE; OPERATIONS; ABILITY TO PREPARE FINANCIAL STATEMENTS...........17
   (F) SELLERS' OWNERSHIP OF SHARES AND INVESTMENT REPRESENTATION.............17
   (G) STOCK LEGENDS..........................................................18
   (H) EVENTS SUBSEQUENT TO FORMATION OF IBP..................................18
   (I) BROKERS' FEES..........................................................19
   (J) UNDISCLOSED LIABILITIES................................................20



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



   (K)  TAX MATTERS...........................................................20
   (L) WARRANTIES.............................................................20
   (M) REAL PROPERTY..........................................................20
   (N) INTELLECTUAL PROPERTY..................................................21
   (O) CONTRACTS..............................................................21
   (P) NOTES AND ACCOUNTS RECEIVABLE..........................................22
   (Q) POWERS OF ATTORNEY.....................................................22
   (R) LITIGATION.............................................................23
   (S) EMPLOYEE BENEFITS......................................................23
   (T) GUARANTIES.............................................................23
   (U) SUBSIDIARIES...........................................................23
   (V) LEGAL COMPLIANCE.......................................................23
   (W) INSURANCE..............................................................23
   (X) DISCLOSURE.............................................................23
5  PRE-CLOSING COVENANTS......................................................23
   (A) GENERAL................................................................23
   (B) NOTICES AND CONSENTS...................................................23
   (C) OPERATION OF BUSINESS..................................................24
   (D) PRESERVATION OF BUSINESS...............................................24
   (E) FULL ACCESS, AUDIT.....................................................24
   (F) NOTICE OF DEVELOPMENTS.................................................24
   (G) EXCLUSIVITY............................................................24
   (H) APPROVAL...............................................................25
6  CONDITIONS TO OBLIGATION TO CLOSE..........................................25
   (A) GENERAL CONDITIONS.....................................................25
   (B) CONDITIONS TO OBLIGATION OF CLASSICS...................................25
   (C) CONDITIONS TO OBLIGATION OF IBP........................................27
7  REMEDIES FOR BREACHES OF THIS AGREEMENT....................................29
   (A) SURVIVAL OF REPRESENTATIONS AND WARRANTIES.............................29
   (B) INDEMNIFICATION PROVISIONS FOR BENEFIT OF CLASSICS.....................29
   (C) INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE SELLERS..................29
   (D) MATTERS INVOLVING THIRD PARTIES(D) MATTERS INVOLVING THIRD PARTIES.....30
   (E) OTHER INDEMNIFICATION PROVISIONS.......................................31
8  COVENANTS, CONFIDENTIALITY.................................................31
9  TERMINATION................................................................32
   (A) TERMINATION OF AGREEMENT...............................................32
   (B) EFFECT OF TERMINATION..................................................33
   (C) EXTENSION; WAIVER......................................................33
10 GUARANTEE..................................................................33
11 Miscellaneous..............................................................33
   (A) TAX FILINGS............................................................33
   (B) PRESS RELEASES AND PUBLIC ANNOUNCEMENTS................................33

   (C) NO THIRD-PARTY BENEFICIARIES...........................................33
   (D) ENTIRE AGREEMENT.......................................................34
   (E) SUCCESSION AND ASSIGNMENT..............................................34
   (F) COUNTERPARTS...........................................................34
   (G) HEADINGS...............................................................34
   (H) NOTICES................................................................34
   (I) GOVERNING LAW..........................................................35
   (J) JURISDICTION AND VENUE.................................................35
   (K) AMENDMENTS.............................................................35
   (L) SEVERABILITY...........................................................35
   (M) EXPENSES...............................................................35
   (N) CONSTRUCTION...........................................................35
   (O) INCORPORATION OF EXHIBITS AND SCHEDULES................................36
   (P) AGREEMENT REGARDING POOLING ACCOUNTING TREATMENT.......................36

Exhibit A                  Sellers' Percentages
Exhibit B                  Classics' Financial Statements
Exhibit C                  IBP's Financial Statements
Exhibit D                  Opinion of Counsel
Schedule 3(e)              Capitalization
Schedule 3(n)              Events Subsequent to Financial Statements
Schedule 3(o)              Classics' Intellectual Property
Schedule 4(f)              Sellers' Ownership of Shares
Schedule 4(h)              Events Subsequent to Most Recent Fiscal Quarter
Schedule 4(j)              Undisclosed Liabilities
Schedule 4(n)              IBP Intellectual Property
Schedule 4(q)              Litigation

                                MERGER AGREEMENT

         This MERGER AGREEMENT (this "Agreement") is entered into as of December 30, 1999, by and among CLASSICS INTERNATIONAL ENTERTAINMENT, INC., a Nevada corporation ("Classics"), CLASSICS ACQUISITION CORP., INC., a Delaware
corporation and wholly-owned subsidiary of Classics ("Classics Acquisition"), IBP INC., a Nevada corporation ("IBP"), MICHAEL STEELE, ("Steele"), and CAREY LOTZER, ("Lotzer," and together with "Steele" referred to as the "Sellers").
Classics, Classics Acquisition, IBP and Sellers are sometimes referred to collectively herein as the "Parties."

                                    RECITALS

         WHEREAS, the Sellers own all of the issued and outstanding shares of common stock, $.001par value per share, of IBP (the "IBP Common Stock");

         WHEREAS, Classics is desirous of acquiring all of the IBP Common Stock through a reverse subsidiary merger of newly formed Classics Acquisition with and into IBP, the result of which IBP shall become a wholly-owned subsidiary of Classics;

         WHEREAS, the Parties intend the transaction to qualify as a tax free merger pursuant to Section 368 of the Internal Revenue Code and also intend to utilize the "pooling method" under GAAP (as defined below) for the transaction;

         WHEREAS, the Parties desire to enter into this Agreement and to consummate the transactions contemplated hereby;

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, and for other good and valuable consideration, the Parties agree as follows.

1.       DEFINITIONS

         "ADVERSE CONSEQUENCES" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

         "AFFILIATE" has the meaning set forth in Rule 12-2 of the regulations promulgated under the Securities Exchange Act.

         "ANNIVERSARY DATE" means the one (1) year anniversary of the date hereof.

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         "AVERAGE CLOSING PRICE ON THE ANNIVERSARY  DATE"  has  the  meaning set forth in Section 2(c).

         "BASIS" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could form the basis for any specified consequence.

         "CLASSICS" has the meaning set forth in the preface above.

         "CLASSICS SHARES" means shares of common stock, par value $.001 per share, of Classics.

         "CLASSICS ACQUISITION" HAS THE MEANING SET FORTH IN THE PREFACE ABOVE.

         "CLASSICS ACQUISITION COMMON STOCK" means shares of common stock, par value [$.001] per share of Classics Acquisition.

         "CLOSING" has the meaning set forth in Section 2(b) below.

         "CLOSING DATE" has the meaning set forth in Section 2(b) below.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "DISCLOSURE SCHEDULES" means the Disclosure Schedules to this Agreement annexed hereto (and subsequently supplemented and amended) which are approved by such other party (with reservation of all rights with respect thereto) and incorporated by reference to the Section of this Agreement to which each such schedule relates. The disclosure of an item in a Disclosure Schedule or under a heading in a Disclosure Schedule corresponding to that particular section or subsection of this Agreement shall not be deemed a disclosure under (i) any other item of such Disclosure Schedule, (ii) any other Disclosure Schedules, or
(iii) any other section or subsection thereof. In the event of any inconsistency between the statements in the body of this Agreement and those in the Disclosure Schedules hereto (other than an exception expressly set forth as such in the schedules in relation to a specifically identified representation or warranty), those in this Agreement shall control.

         "EMPLOYEE BENEFIT PLAN" means any (a) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit plan or program.

         "EMPLOYEE PENSION BENEFIT PLAN" has the meaning set forth in ERISA Sec. 3(2).


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



         "EMPLOYEE WELFARE BENEFIT PLAN" has the meaning set forth in ERISA Sec. 3(1).

         "EMPLOYMENT AGREEMENTS" means the employment agreements to be entered into among Classics, IBP, Michael Steele and Carey Lotzer concurrently with this Agreement at the Closing.

         "ENVIRONMENTAL,  HEALTH,  AND  SAFETY  LAWS"  means  the  Comprehensive
Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "FINANCIAL STATEMENTS" has the meaning set forth in Section 4(e) below.

         "GAAP" means United States generally accepted accounting principles as in effect from time to time.

         "GOVERNMENTAL BODY" means any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency, authority or instrumentality, domestic or foreign.

         "IBP" has the meaning set forth in the preface above.

         "IBP COMMON STOCK" has the meaning set forth in the recitals above.

         "INDEMNIFIED PARTY" has the meaning set forth in Section 8(d) below.

         "INDEMNIFYING PARTY" has the meaning set forth in Section 8(d) below.

         "INTELLECTUAL PROPERTY" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations- in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals),
(f) all computer software (including data and related documentation), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium). With respect to IBP, the term Intellectual Property shall include all of the foregoing related to digital workflow processing and data compression.

         "KNOWLEDGE" means actual knowledge after reasonable investigation.

         "LIABILITY" OR "LIABILITIES" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

         "LIEN" means any mortgage, pledge, security interest, encumbrance, lien, claim, or charge of any kind.

         "MATERIAL" means any act, occurrence or event which results in, or will result in, with the passage of time, the payment of, or incurrence of Liability in the sum of $20,000 individually or $50,000 in the aggregate.

         "MATERIAL ADVERSE EFFECT" OR "MATERIAL ADVERSE CHANGE" means any change or effect that is, or is reasonably likely to be, materially adverse to the business, financial condition, assets, liabilities, prospects or results of operations of a Person.

         "MERGER" has the meaning set forth in Section 2(a) below.

         "MERGER CONSIDERATION" has the meaning set forth in Section 2(c) below.

         "MOST RECENT FINANCIAL STATEMENTS" has the meaning set forth in Section 4(e) below.

         "MULTIEMPLOYER PLAN" has the meaning set forth in ERISA Sec. 3(37).

         "OPERATIVE DOCUMENTS" means all agreements, instruments, documents, schedules, exhibits and certificates executed and delivered by or on behalf of Sellers, Classics, Classics Acquisition and IBP at or before the Closing pursuant to this Agreement.

         "ORDER" means any order, writ, injunction, decree, judgment, award or determination of any Governmental Body.


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



         "ORDINARY COURSE OF BUSINESS" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

         "PARTY" has the meaning set forth in the preface above.

         "PERMITS" means all permits, authorizations, certificates, approvals, registrations, variances, exemptions, rights-of-way, franchises, privileges, immunities, grants, ordinances, licenses and other rights of every kind and character (a) under any (1) federal, state, local or foreign statute, ordinance or regulation, (2) Order or (3) contract with any Governmental Body or (b) granted by any Governmental Body.

         "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

         "PROCEEDING"  means  any  action,   Order,  claim,  suit,   proceeding,
litigation, investigation, inquiry, review or notice.

         "PUBLIC REPORTS" has the meaning set forth in Section 3(f).

         "PURCHASE PRICE" has the meaning set forth in Section 2(c) below.

         "PURCHASE PRICE ADJUSTMENT PERIOD" means the period beginning as of the date of the Closing and ending on the Anniversary Date.

         "REQUISITE CORPORATE APPROVAL"has the meaning set forth in Section 5(i)

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "SECURITY INTEREST" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

         "SELLERS" has the meaning set forth in the preface above.


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



         "SUBSIDIARY" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

         "TAX" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Sec. 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

         "TAX RETURN" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         "THIRD PARTY CLAIM" has the meaning set forth in Section 7(d) below.

2.       BASIC TRANSACTION

         (a) The Merger. On and subject to the terms and conditions of this Agreement, Classics Acquisition will merge with and into IBP (the "Merger") at the Effective Time (hereinafter defined). The separate existence of Classics Acquisition shall thereupon cease, and IBP, as the surviving corporation in the Merger (the "Surviving Corporation"), shall continue its corporate existence under the laws of the State of Nevada under the name of IBP, Inc.

         (B) THE CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place by fax and overnight courier, commencing at 10:00 a.m. local time on December 30, 1999 or such other place or date as the Parties may mutually determine (the "Closing Date").

         (C) MERGER CONSIDERATION

                  (I) PRELIMINARY PURCHASE PRICE: The preliminary purchase price to be paid by Classics (the "Preliminary Purchase Price") to the Sellers for the IBP Common Stock shall be an aggregate of 3,490,000 shares of Classics' Shares to be issued to the Sellers proportionately in accordance with the percentages set forth in Exhibit A (the "Preliminary Purchase Price"). The Preliminary Purchase Price shall be subject to post-Closing adjustment as set forth below in Section 2(c)(ii). The number of Classics Shares set forth above is reflective of the proposed .349 for 1 reverse stock split which Classics intends to complete prior to closing. In the event that the proposed stock split of .349 to 1 of Classics is effective prior to Closing, then Sellers shall receive an aggregate of 3,490,000 Classics Shares.


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



                  (II)  ADJUSTMENT TO PRELIMINARY  PURCHASE PRICE: If during the
         Purchase Price Adjustment Period, the Classics Shares have not obtained a per share price of at least $5 per share, as reported on the OTC Bulletin Board, for any twenty (20) consecutive trading days during such period, then the Sellers shall be entitled to be issued within seven (7) business days of the Anniversary Date an aggregate amount of Classics Shares as determined as follows (rounded to the next highest whole share): (i) $5,000,000, less (ii) the product of (a) the Average Closing Price on the Anniversary Date for the Classics Shares multiplied by (b) 1,000,000 (post split figure), the difference of which is then (iii) divided by the Average Closing Price on the Anniversary Date.

                  This additional amount of shares shall be issued to the Sellers proportionately in accordance with the percentages set forth in Exhibit A. For purposes of this Agreement, the "Average Closing Price on the Anniversary Date" shall mean the average trading price of the Classics Shares for the twenty (20) trading days ending on and including the last trading day immediately preceding the Anniversary Date; provided, however, that if fewer than 100,000 shares of Classics Shares have been traded in such twenty (20) day period, then the calculation of the average trading price of Classics Shares shall include such number of full, immediately preceding trading days as are required to include at least 100,000 shares of Classics Shares in such calculation. The Preliminary Purchase Price as so adjusted, if at all, is referred to herein as the "Purchase Price".

         (D) ACTIONS AT THE CLOSING. At the Closing, (i) IBP will deliver to Classics the various certificates, instruments, and documents referred to in
Section 6(b) below, and (ii) Classics will deliver to IBP the various certificates, instruments, and documents referred to in Section 6(c) below.

         (E) EFFECT OF MERGER

                  (I) DIRECTORS AND OFFICERS OF IBP AND CLASSICS. The officers and directors of IBP after the Effective Time (hereinafter defined) shall be as follows:

         NAME                               TITLE

Edward Sample                               President/Director
Carey Lotzer                                Director
R. Donald Ashley                            Secretary/Director

                  Such directors shall hold office in accordance with this Agreement and otherwise until their successors have been duly elected in accordance with the Certificate of Incorporation and Bylaws of IBP.


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




         The officers and directors of Classics after the Effective Time (hereinafter defined) shall be as follows:

         NAME                         TITLE

Edward Sample                         Chief Executive Officer/Secretary/Director
R. Donald Ashley                      President
Michael Steele                        Director
Richard S. Berger                     Director

                  Such directors shall hold office in accordance with this Agreement and otherwise until their successors have been duly elected in accordance with the Certificate of Incorporation and Bylaws of Classics.

                  (II) GENERAL. The Certificate of Merger shall be filed with and recorded by the Secretary of State of the State of Nevada concurrently with the Closing, and the Merger shall be effective at the time of such filings (the "Effective Time"). The Merger shall have the effect set forth in Section 92A.110 of the Nevada Corporation Law. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either IBP or the Classics Acquisition in order to carry out and effectuate the transactions contemplated by this Agreement.

                  (III) CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of IBP in effect at and as of the Effective Time shall remain the Certificate of Incorporation of the Surviving Corporation without any modification or amendment in the Merger.

                  (IV) BYLAWS. The Bylaws of IBP in effect at and as of the Effective Time shall remain the Bylaws of the Surviving Corporation without any modification or amendment in the Merger.

                  (V) CONVERSION OF IBP SHARES; PROCEDURE FOR PAYMENT

                           a. Conversion. At Closing, the Sellers shall surrender the IBP Common Stock to Classics for exchange, together with a duly executed letter of transmittal and such other documents as may be reasonably required by Classics. Each of the Sellers shall be entitled to receive in exchange therefor certificates representing his proportion of the Preliminary Purchase Price in accordance with the percentages set forth in Exhibit A. The stock certificates representing IBP Common Stock in the name of the Sellers so surrendered shall be canceled. Until surrendered as contemplated in this Section 2, each certificate for IBP Common Stock shall be deemed, from and after the Closing, to represent only the right to receive upon such surrender a certificate representing shares of


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



         Classics. If any certificate for IBP Common Stock shall have been lost, stolen or destroyed, Classics may, in its discretion and as a condition precedent to the issuance of any certificates representing IBP Common Stock require the owner of such lost, stolen or destroyed IBP Common Stock to provide an appropriate affidavit and to deliver a bond (in such sum as Classics may reasonably direct) as indemnity or an indemnity agreement reasonably satisfactory to Classics against any claim that may be made against Classics or the Surviving Corporation with respect to such lost or destroyed IBP Common Stock.

                  (VI) CONVERSION OF CAPITAL STOCK OF THE CLASSICS ACQUISITION. At and as of the Effective Time, each share of the Classics Acquisition Common Stock shall be converted into 100 shares of IBP Common Stock.

                  (VII) CLOSING OF IBP STOCK RECORD BOOKS. Effective at the Closing, all stock record books of IBP shall be closed and no transfers or issuances of capital stock of IBP shall be allowed. The Sellers listed in Exhibit A shall be the only persons entitled to receive Classics Shares based on the Preliminary Purchase Price, which list shall include the name, address, social security number and number of Classics Shares to be received. Classics shall be entitled to rely solely upon the list delivered pursuant hereto, and shall have no obligation to issue any Classics Shares to any person or entity whose name does not appear on the list.

3.       REPRESENTATIONS AND WARRANTIES OF CLASSICS AND CLASSICS ACQUISITION

         Classics and Classics Acquisition jointly and severally represent and warrant to IBP that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete in all material respects as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this
Section 3), except as set forth in the Disclosure Schedules accompanying this Agreement.

         (A) ORGANIZATION, QUALIFICATION AND CORPORATE. Classics and Classics Acquisition are duly incorporated, validly existing and in good standing under the laws of the state of their incorporation, with all requisite power and authority to own, lease, license, and use their properties and assets and to carry out the business in which they are engaged, except where the failure to have or be any of the foregoing may not necessarily be expected to have a Material Adverse Effect. Classics and Classics Acquisition are duly qualified to transact the business in which they are engaged and are in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business make such qualification necessary, except where the failure to be so qualified may not be expected to have a Material Adverse Effect.

         (B) AUTHORIZATION OF TRANSACTION. Classics and Classics Acquisition have full power and authority (including full corporate power and authority) to execute, deliver and perform this

Agreement (including, without limitation, execution, delivery and performance of the Operative Documents to which each of them is a party) and to perform their obligations thereunder. This Agreement constitutes the valid and legally binding obligation of Classics and Classics Acquisition, enforceable in accordance with its terms and conditions except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws or court decisions, now or hereinafter in effect, relating to or affecting the rights of creditors generally and as may be limited by general principles of equity and the discretion of the court having jurisdiction in an enforcement action (regardless of whether such enforceability is considered in a proceeding in equity or at law). Classics and Classics Acquisition need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

         (C) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, Permit, charge, or other restriction of any Governmental Body to which Classics is subject or any provision of its charter or bylaws or
(B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which each of Classics and Classics Acquisition is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or Security Interest would not have a Material Adverse Effect or deny the ability of the Parties to consummate the transactions contemplated by this Agreement. Classics and Classics Acquisition do not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Body in order for the Parties to consummate the transactions contemplated by this Agreement except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a Material Adverse Effect or deny the ability of the Parties to consummate the transactions contemplated by this Agreement.

         (D) BROKERS' FEES. Classics and Classics Acquisition have no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which IBP could become liable or obligated.

         (E) CAPITALIZATION. The entire authorized capital stock of Classics consists of 35,000,000 shares, of which (i) 30,000,000 are designated Common Stock, par value $.001 per share and of which 15,378,916 are issued and outstanding and (ii) 5,000,000 are designated Preferred Stock, par value $.001 per share, of which none are outstanding, as of December 1, 1999. All of the issued and outstanding shares of Classics Common Stock have been duly authorized and are validly issued, fully paid, and nonassessable. As of December 1, 1999, there were an aggregate of 4,385,214 outstanding options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Classics to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Classics, except as set forth in Schedule 3(e). Prior to Closing, Classics intends to complete: (i) a reverse stock split of .349 for 1 per share of Common Stock and
(ii) increase its authorized Common Stock to 100,000,000 shares.

         (F) DUE AUTHORIZATION OF CLASSICS SHARES. The Classics Shares, upon delivery at the Closing, will be validly issued, fully paid and nonassessable and will not be issued in violation of any preemptive or other rights of stockholders, and will be delivered free and clear of all Liens.

         (G) ACQUISITION OF IBP SHARES FOR INVESTMENT. Classics is not acquiring the IBP Shares with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act.

         (H) CERTAIN MATTERS RELATING TO IBP. Following the Merger, it is the present intention of Classics to continue at least one significant business line of IBP or to use at least a significant portion of IBP's historic business assets in a business, in each case within the meaning of Treasury Regulations 1.368-1(d). Following the Merger, Classics has no plan or intention to liquidate IBP; to merge IBP with and into another corporation; to sell or otherwise dispose of the stock of IBP; or to cause IBP to sell or otherwise dispose of any of the assets of IBP, whether or not acquired in the Merger, except for dispositions made in the ordinary course of business or transfers described in
Section 368(a)(2)(C) of the IRC. Following the Merger, IBP has no present intention to issue additional shares of its stock that would result in Classics losing control of IBP within the meaning of Section 368(c) of the IRC.

         (I) FINANCIAL STATEMENTS. Attached hereto as Exhibit B are the following financial statements (collectively the "Financial Statements"): (i) audited balance sheets and statements of operations, stockholders' deficit and cash flows as of December 31, 1998 (the "Most Recent Audited Financials"); and
(ii) unaudited balance sheets and statements of income as of the period ended September 30, 1999 for Classics ("Most Recent Financial Statements"). The
Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of Classics as of such dates and the results of operations of Classics for such periods, are correct and complete, and are consistent with the books and records for Classics (which books and RECORDS ARE CORRECT AND COMPLETE); PROVIDED, HOWEVER, that the Most Recent Financial Statements are subject to normal year-end adjustments (which will not be Material individually or in the aggregate) and lack footnotes and other presentation items.

         (J) UNDISCLOSED LIABILITIES. Other than as set forth on Section 3(j) of the Disclosure Schedule, to its Knowledge, Classics has no Material Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability), except for (i) Liabilities set forth on the face of the Most Recent Financial Statements or entered into in the Ordinary
Course of Business or expressly approved by IBP prior to Closing and (ii) Liabilities no more than thirty (30) days past due which have arisen after the date of the Most Recent Financial Statement in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

         (K) LEGAL COMPLIANCE. Each of Classics and Classics Acquisition has complied in all Material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, Permits and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) except where to failure to so comply would not have a Material Adverse Effect and to its Knowledge no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply, nor pending, to its knowledge, threatened against, relating to or affecting Classics and Classics Acquisition.

         (L)  TAX MATTERS

         All Taxes that are due and payable by each of Classics and Classics Acquisition, other than those presently payable without penalty or interest, have been timely paid, and each of Classics and Classics Acquisition has timely filed (and, through the Closing Date, will timely file) all Tax Returns required by law to be filed by them. All such Tax Returns are true, complete and correct in all material respects with regard to each of Classics and Classics Acquisition for the periods covered thereby. Classics and Classics Acquisition are not delinquent in the payment of any Tax. There is no Tax deficiency asserted against either Classics or Classics Acquisition, and there is no unpaid assessment, proposal for additional Taxes, deficiency or delinquency in the payment of any of the Taxes of either Classics or Classics Acquisition or any violation of any Tax law that could be asserted by any taxing authority. There are no Tax Liens upon any properties or assets of either Classics or Classics Acquisition nor has notice been given of any event which could lead to any such Lien. No Internal Revenue Service, state or local, audit, investigation or Proceeding of either Classics or Classics Acquisition is pending or Threatened, and the results of any completed audits are properly reflected in the Financial Statements. Classics and Classics Acquisition have not granted any extension to any taxing authority of the limitation period during which any Tax Liability may be asserted. Classics and Classics Acquisition have not committed any violation of any Tax laws. All monies required for the payment of Taxes not yet due and payable with respect to the operations of each of Classics and Classics Acquisition through and including the Closing Date have been approved, reserved against and entered upon the books and Financial Statements. All monies required to be withheld by each of Classics and Classics Acquisition from employees, if any, independent contractors, or others or collected from customers for income taxes, social security and unemployment insurance taxes and sales, excise and use taxes, and the portion of any such taxes to be paid by each of Classics and Classics Acquisition to governmental agencies or set aside in accounts for such purpose have been approved, reserved against and entered upon the books and Financial Statements.

         (M) LITIGATION

         Except as set forth on Schedule 3M, Classics and Classics Acquisition are not subject to any outstanding injunction, judgment, order, decree, ruling, or charge and is not a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator.

         (N) EVENTS SUBSEQUENT TO FINANCIAL STATEMENTS. Since the date of the Financial Statements, there has not been any Material Adverse Change in the operations of business of Classics.

Without limiting the generality of the foregoing, since that date:

                  i. Classics has not incurred, or assumed or become subject to, whether directly or by way of guarantee, any Material Liability;

                  ii. Classics has not imposed any Material Security Interest upon any of its assets, tangible or intangible;

                  iii. Classics has not made any capital expenditure (or series of related capital expenditures) involving more than $50,000;

                  iv. Classics has not issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation;

                  v. There has been no change made or authorized in the certificate of incorporation or bylaws of Classics;

                  vi. Classics has not entered into any written or oral employment contract or collective bargaining agreement, or modified the terms of any existing such contract or agreement and Classics has not made any other change in employment terms for any of the directors, officers, and employees of Classics except as set forth in Schedule 3(n);

                  vii. Classics has not granted any increase in the compensation of any of the directors, officers, and employees of Classics except as set forth in Schedule 3(n);

                  viii. Classics has not adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of the directors, officers, and employees of Classics, or taken any such action with respect to any other Employee Benefit Plan;

                  ix. Classics has not permitted any of its assets to be subjected to any Lien;

                  x. Classics has not declared or paid any dividend or made any distribution on any shares of its capital stock, or redeemed, purchased or otherwise acquired any shares of its capital stock or any option, warrant or other right to purchase or acquire any shares, except as set forth in Schedule 3(n);

                  xi. Classics has not made any loan to any party other than in the Ordinary Course of Business; and

                  xii. Classics has not committed orally or in writing to any of the foregoing.

         (O)  INTELLECTUAL PROPERTY

                  (i) Classics owns or has the right to use pursuant to license, sublicense, agreement, or permission the tradenames, trademarks, domain names listed on the Schedule 3(o).

                  (ii) To its knowledge, Classics has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and has never received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that Classics must license or refrain from using any Intellectual Property rights of any third party). To the knowledge of Classics, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of Classics.

         (P) NOTES AND ACCOUNTS RECEIVABLE. All notes and accounts receivable of Classics are reflected properly on its books and records, are valid receivables subject to knowledge of Classics to any setoffs or counterclaims, are current and collectible, and will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of the Financial Statements (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of Classics.

         (Q) CONTRACTS. Classics has delivered to IBP a true and correct copy of the following contracts and other agreements to which Classics is a party:

                  i. any agreement (or group of related agreements) for the lease of personal property to or from any Person providing for lease payments in excess of $10,000 per annum;

                  ii. any agreement (or group of related agreements) for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year, result in a material loss to Classics, or involve consideration in excess of $20,000;

                  iii.any agreement concerning a partnership or joint venture;

                  iv. any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, in excess of $20,000 or under which it has imposed a Security Interest on any of its assets, tangible or intangible;

                  v. any agreement concerning confidentiality or noncompetition;

                  vi. any agreement with any of the Sellers or, to Classics' knowledge, their Affiliates, other than IBP;

                  vii. any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other material plan or arrangement for the benefit of its current or former directors, officers, and employees;

                  viii.    any collective bargaining agreement;

                  ix. any agreement for the employment of any individual on a full-time, part-time, consulting, or other basis providing annual compensation in excess of $30,000 or providing severance benefits;

                  x. any agreement under which it has advanced or loaned any amount to any of its directors, officers, and employees outside the Ordinary Course of Business;

                  xi. any agreement under which the consequences of a default or termination could have a Material Adverse Effect; and

                  xii. any other agreement (or group of related agreements) the performance of which involves consideration in excess of $20,000.

         With respect to each such agreement: (A) the agreement is legal, valid, binding and enforceable against Classics, and in full force and effect; (B) the agreement will continue to be legal, valid, binding and enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) to its knowledge, no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (D) to its knowledge, no party has repudiated any provision of the agreement.

         (R) DISCLOSURE.  The representations  and warranties  contained in this
Section 3 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 3 not misleading.

         (S) FILINGS WITH THE SEC. Classics has made all periodic reports on Forms 10KSB or 10QSB with the SEC that it had been required to make under the Securities Act and the Securities Exchange Act (collectively the "Public Reports") during the 12 month period preceding the Closing Date. None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statement made therein, in light of the circumstances in which they were made, not misleading. Classics has delivered to IBP a correct and complete copy of each Public Report (together with all schedules and exhibits thereto) as filed with the SEC during the last 12 months.

4.       REPRESENTATIONS AND WARRANTIES OF IBP

         IBP represents and warrants to Classics that the statements contained in this Section 4 are correct and complete in all material respects as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4), except as set forth in the Disclosure Schedules.

         (A) ORGANIZATION, QUALIFICATION, AND CORPORATE POWER(A) ORGANIZATION, QUALIFICATION, AND CORPORATE POWER. IBP is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Nevada. IBP is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a Material Adverse Effect or on the ability of the Parties to consummate the transactions contemplated by this Agreement. IBP has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. IBP does not own any capital stock of any other corporation or any equity interest in any other partnership or other entity. IBP has continuously maintained in effect since the date it commenced business operations all Permits required to operate its business.

         (B) CAPITALIZATION. The entire authorized capital stock of IBP consists of 100 shares of IBP Common Stock par value $.001 per share, of which 100 are issued and outstanding. All of the issued and outstanding IBP Common Stock has been duly authorized and are validly issued, fully paid, and nonassessable. There are no outstanding options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require IBP to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to IBP.

         (C) AUTHORIZATION OF TRANSACTION. IBP and the Sellers each have full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its or his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of each of IBP and the Sellers, enforceable in accordance with its terms and conditions except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws or court decisions, now or hereinafter in effect, relating to or affecting the rights of creditors generally and as may be limited by general principles of equity and the discretion of the court having jurisdiction in an enforcement action (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (D) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Body to which IBP or any Seller is subject or any provision of the charter or bylaws of IBP or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which IBP or any of the Sellers is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or Security Interest would not have a Material Adverse Effect or deny the ability of the Parties to consummate the transactions contemplated by this Agreement. Other than in connection with the provisions of the Nevada Corporation Law, neither IBP nor the Sellers need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a Material Adverse Effect or deny the ability of the Parties to consummate the transactions contemplated by this Agreement.

         (E) REVENUE; OPERATIONS; ABILITY TO PREPARE FINANCIAL STATEMENTS. To date, IBP has minimal operations and has been primarily engaged in developing its Intellectual Property. Since the date of its inception, neither IBP, nor any predecessor-in-interest, if any, has had any revenues. To the knowledge of the Sellers, the books and financial records of IBP may be audited in accordance with GAAP.

         (F) SELLERS' OWNERSHIP OF SHARES AND INVESTMENT REPRESENTATION. The Sellers (A) understand that the Classics Shares have not been, and will not be registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (B) are acquiring the Classics Shares solely for their own account for investment purposes, and not with a view to the distribution thereof, (C) will not sell, pledge, transfer or assigns the shares unless registered under the Act or an exemption therefrom otherwise becomes available, (D) are sophisticated investors with knowledge and experience in business and financial matters and/or "Accredited Investors" as defined under Rule 501 promulgated by the SEC, (E) have received certain information concerning Classics and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Classics Shares and acknowledges that it has received to its satisfaction, such additional information about the business and financial condition of Classics as requested, and (F) are able to bear the economic risk and lack of liquidity inherent in holding the Classics Shares.

         The Sellers further acknowledges that they are experienced in financial matters, including the purchase and sale of securities and have such knowledge and experience in business matters so that they are capable of understanding the nature of this transaction and the substantial risks involved in connection therewith.

         Each Seller holds of record and owns beneficially the number of shares of IBP Common Stock set forth next to his name in Schedule 4(f), free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. Neither Seller is a party to any option, warrant, purchase right, or other contract or commitment that could require such Seller to sell, transfer, or otherwise dispose of any capital stock of IBP (other than this Agreement). Neither Seller is a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of IBP.

         (G) STOCK LEGENDS. The Sellers understand that the following legends may be placed upon the certificate(s) of Classics Shares to be delivered to the Sellers at the Closing:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         "THE  SECURITIES  REPRESENTED  BY  THIS  CERTIFICATE ARE SUBJECT TO THE
          TERMS OF A MERGER  AGREEMENT  AND PLAN OF  REORGANIZATION  PURSUANT TO
          SECTION 368 OF THE INTERNAL REVENUE CODE AMONG CLASSICS INTERNATIONAL ENTERTAINMENT, INC., CLASSICS ACQUISITION, IBP, INC. AND CERTAIN STOCKHOLDERS OF IBP INC., DATED DECEMBER 30, 1999."

         (H) EVENTS  SUBSEQUENT  TO  FORMATION  OF IBP,  except as  disclosed in
Schedule 4(h), there has not been any Material Adverse Change. Without limiting the generality of the foregoing, since the date of IBP's formation, to the knowledge of the Sellers:

                  i. IBP has not entered into any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) either involving more than $20,000 individually or $50,000 in the aggregate;

                  ii.IBP has not granted any Security Interest upon any of its assets, tangible or intangible;

                  iii. IBP has not made any capital expenditure (or series of related capital expenditures) involving more than $50,000;

                  iv. IBP has not issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation;

                  v. There has been no change made or authorized in the certificate of incorporation or bylaws of IBP;

                  vi. IBP has not entered into any written or oral employment contract or collective bargaining agreement, or modified the terms of any existing such contract or agreement and IBP has not made any other change in employment terms for any of the directors, officers, and employees of IBP;

                  vii. IBP has not granted any increase in the compensation of any of the directors, officers, and employees of IBP;

                  viii. IBP has not adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of the directors, officers, and employees of IBP, or taken any such action with respect to any other Employee Benefit Plan;

                  ix. IBP has not incurred, discharged or satisfied any lien or encumbrance or paid any obligation or liability except in the Ordinary Course of Business;

                  x. IBP has not sold or transferred any of its assets, other than in the Ordinary Course of Business;

                  xi.IBP has not canceled any debts or claims or waived any rights of value;

                  xii. IBP has not made any loans other than extending credit to customers in the Ordinary Course of Business;

                  xiii. IBP has not engaged in any activities or transactions which shall be outside the Ordinary Course of Business; and

                  xiv. IBP has not committed orally or in writing to any of the foregoing.

         (I) BROKERS' FEES. IBP has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

         (J) UNDISCLOSED LIABILITIES. Except as disclosed on Schedule 4(j), to the Knowledge of any director or officer of IBP, IBP has no material Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability), except for Liabilities which have arisen after September 30, 1999 in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

         (K)  TAX MATTERS

         All Taxes that are due and payable by each IBP, other than those presently payable without penalty or interest, have been timely paid, and IBP has timely filed (and, through the Closing Date, will timely file) all Tax Returns required by law to be filed by them. All such Tax Returns are true, complete and correct in all respects with regard IBP for the periods covered thereby. IBP is not delinquent in the payment of any Tax. There is no Tax deficiency asserted against IBP, and there is no unpaid assessment, proposal for additional Taxes, deficiency or delinquency in the payment of any of the Taxes of IBP or any violation of any Tax law that could be asserted by any taxing authority. There are no Tax Liens upon any properties or assets of IBP nor has notice been given of any event which could lead to any such Lien. No Internal Revenue Service, state or local, audit, investigation or Proceeding of IBP is pending or Threatened, and the results of any completed audits are properly reflected in the Financial Statements. IBP has not granted any extension to any taxing authority of the limitation period during which any Tax Liability may be asserted. IBP has not committed any violation of any Tax laws. All monies required for the payment of Taxes not yet due and payable with respect to the operations of IBP through and including the Closing Date have been approved, reserved against and entered upon the books and Financial Statements. All monies required to be withheld by IBP from employees, if any, independent contractors, or others or collected from customers for income taxes, social security and unemployment insurance taxes and sales, excise and use taxes, and the portion of any such taxes to be paid by IBP to governmental agencies or set aside in accounts for such purpose have been approved, reserved against and entered upon the books and Financial Statements. All such Tax Returns were correct and complete in all Material respects.

         (L) WARRANTIES. There are no claims or notices, written or oral, and IBP has no knowledge that any service it rendered breached any representation or warranty, express or implied, made by IBP; filed to meet any specification with respect to such service which was furnished by IBP, or was otherwise improperly or negligently provided, and there is no event or condition known to IBP which will give rise to any such claim.

         (M) REAL PROPERTY

                  i.  IBP owns no real property.

                  ii. IBP has no real property leases to which it is a party of by which it may be obligated.

                  iii. IBP maintains office facilities at 6060 N. Central Expressway, Suite 560, Dallas, TX 75206 and does not operate its business from any other location or address.

         (N) INTELLECTUAL PROPERTY.

                  i. IBP has no filed or registered Intellectual Proprietary rights. Schedule 4(n) lists the Intellectual Proprietary Rights of IBP specifying the nature of such rights.

                  ii.  Except  as  disclosed  in  Schedule  4(n),  IBP  has  not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and none of the Sellers has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that IBP must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of any director or officer of IBP, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of IBP.

                  iii. All Intellectual Property shall be transferred (and all ownership rights and licenses thereto) from the personal holdings of Michael Steele and Carey Lotzer (and any other entity in which the Intellectual Property may reside) to IBP prior to the Closing pursuant to the terms of written assignments in form acceptable to Classics and its counsel.

                  (iv) IBP owns or has the right to use pursuant to license, sublicense, agreement or permission those intellectual properties as set forth of the IBP Disclosure Schedule.

         (O) CONTRACTS. IBP has delivered to Classics a true and correct copy of the following contracts and other agreements to which IBP is a party:

                  i. any agreement (or group of related agreements) for the lease of personal property to or from any Person providing for lease payments in excess of $10,000 per annum;

                  ii. any agreement (or group of related agreements) for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year, result in a material loss to IBP, or involve consideration in excess of $20,000;

                  iii.any agreement concerning a partnership or joint venture;

                  iv. any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, in excess of $20,000 or under which it has imposed a Security Interest on any of its assets, tangible or intangible;

                  v. any agreement concerning confidentiality or noncompetition;

                  vi.any agreement with any of the Sellers or their Affiliates, other than IBP;

                  vii. any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other material plan or arrangement for the benefit of its current or former directors, officers, and employees;

                  viii.    any collective bargaining agreement;

                  ix. any agreement for the employment of any individual on a full-time, part-time, consulting, or other basis providing annual compensation in excess of $30,000 or providing severance benefits;

                  x. any agreement under which it has advanced or loaned any amount to any of its directors, officers, and employees outside the Ordinary Course of Business;

                  xi. any agreement under which the consequences of a default or termination could have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of IBP; and

                  xii. any other agreement (or group of related agreements) the performance of which involves consideration in excess of $10,000.

Notwithstanding the foregoing, IBP has not, and shall not be, required to deliver to Classics a copy of each and every: (i) customer agreement and (ii) dealer agreements, but has provided a copy of its form agreements. With respect to each such agreement: (A) the agreement is legal, valid, binding and enforceable against Target, and in full force and effect; (B) the agreement will continue to be legal, valid, binding and enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) to its knowledge, no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (D) to its knowledge, no party has repudiated any provision of the agreement.

         (P) NOTES AND ACCOUNTS RECEIVABLE. IBP has no notes or accounts receivable.

         (Q) POWERS OF ATTORNEY. There are no outstanding powers of attorney executed on behalf of IBP.

         (R) LITIGATION. Except as disclosed on Schedule 4(q), neither IBP nor any Seller is subject to any outstanding injunction, judgment, order, decree, ruling, or charge and is not a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator.

         (S) EMPLOYEE BENEFITS. IBP has no Employee Benefit Plan and has no liability under ERISA.

         (T) GUARANTIES. IBP is not a guarantor or otherwise is liable for any Liability or obligation (including indebtedness) of any other Person.

         (U) SUBSIDIARIES. IBP does not own, directly or indirectly, shares in any other corporation, or hold any interest in any partnership, limited liability company, joint venture, business enterprise or other business entity.

         (V) LEGAL COMPLIANCE. IBP has complied in all Material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) except where to failure to so comply would not have a Material Adverse Effect upon its business operations, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

         (W) INSURANCE. IBP holds no insurance polices.

         (X) DISCLOSURE.  The representations  and warranties  contained in this
Section 4 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 4 not misleading.

5.       PRE-CLOSING COVENANTS

         The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

         (A) GENERAL. Each of the Parties will use its or his best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement and the Operative Documents (including satisfaction, but not waiver, of the closing conditions set forth in Section 6 below).

         (B) NOTICES AND CONSENTS. IBP will give any notices to third parties, and will use reasonable efforts to obtain any third-party consents (including the consents of all issuers of manufacturers' medallions), that Classics may reasonably request in connection with the matters referred to in Section 4(c) above.

         (C) OPERATION OF BUSINESS. Each of the Parties will not engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business, without the prior written consent of the other, except as specified herein. Without limiting the generality of the foregoing, the Parties will not cause or permit to (without prior written consent of the other) (i) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock, (ii) increase the compensation payable or to become payable to any officer or key employee, (iii) issue any shares of capital stock, options or warrants, or other convertible securities, (iv) otherwise engage in any practice, take any action, or enter into any transaction not in the Ordinary
Course of Business, (v) incur any debt or lien or allow and third party to obtain a security interest in any assets, (vi) adopt or amend or agree to amend any employee benefit plan, (vii) guarantee or agree to guarantee the obligations of others, (viii) make any loans other than extending credit to customers in the Ordinary Course of Business, (ix) waive or commit to waive any right of substantial value, (x) sell, transfer, dispose of or encumber any of its assets or the Assets which are the subject of this Agreement, (xi) amend its bylaws or Certificate of Incorporation, (xii) allow any agreement to lapse or to default under any such agreement, (xiii) sell, pledge, assign or hypothecate or transfer any interest in any securities, and (xiv) enter into any employment agreement or change or modify the terms of any existing employment agreement.

         (D) PRESERVATION OF BUSINESS. Both Parties will keep its business and properties substantially intact, including its present operations, physical facilities, Assets, contracts, working conditions, and relationships with lessors, licensors, suppliers, customers, and employees. Both Parties will comply with all laws, rules and regulations applicable to the operation of its business.

         (E) FULL ACCESS, AUDIT. Each party will permit representatives of the other party, at the requesting party's expense, to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of to financial records (including Tax records), contracts, and other financial documentation.

         (F) NOTICE OF DEVELOPMENTS. Each Party will give prompt written notice to the others of any Material Adverse Change causing a breach of any of his or its own representations and warranties in Section 3 or 4 above.

         (G)  EXCLUSIVITY.  Unless  this  Agreement  is  terminated  pursuant to
Section 9 hereof, neither of the Parties will (i) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any substantial portion of the Assets of, IBP (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. The Sellers will not vote their IBP Common Stock in favor of any such acquisition structured as a merger, consolidation, or share exchange, unless this Agreement is terminated pursuant to Section 9 hereof. The Sellers will notify Classics within a reasonable period of time if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

         (H) APPROVAL. The Board of Directors of Classics and Classics Acquisition shall have approved the Merger, the Agreement and Operative Documents in accordance with the applicable requirements of the Delaware General Corporation Law, the bylaws and certificate of incorporation of each ("Requisite Corporate Approval").

6.       CONDITIONS TO OBLIGATION TO CLOSE

         (A) GENERAL CONDITIONS. Consummation of the Merger shall be subject to the fulfillment at the Closing Date of each of the following conditions:

                  (I) NO  INJUNCTION.  No court having  jurisdiction  shall have issued, to the Knowledge of the parties hereto, an injunction preventing the consummation of the Merger that shall not have been stayed or dissolved prior to or on the Closing Date.

                  (II) PROCEEDINGS. All proceedings taken or to be taken in connection with the Merger, and all documents incident thereto shall be reasonably satisfactory in form and substance to the parties and their counsel, and the parties and their counsel shall have received all such counterpart originals or certified or other copies of such documents as the parties or their counsel may reasonably request.

                  (III) EMPLOYMENT AGREEMENTS. At the Closing, Classics, IBP and each of the Sellers shall enter into Employment Agreements in form and substance mutually agreed upon among the Parties.

         (B) CONDITIONS TO OBLIGATION OF CLASSICS. The obligation of Classics to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                  (I) REPRESENTATION AND WARRANTIES OF IBP. The representations, warranties and statements of IBP contained in this Agreement, the exhibits hereto and the Disclosure Schedules shall be complete and accurate as of the date of this Agreement and shall also be complete and accurate at and as of the Closing Date, except for changes contemplated by this Agreement, as if made at and as of the Closing Date; and IBP shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date.

                  (II) GOVERNMENTAL CONSENTS, AUTHORIZATIONS, ETC. All material consents, authorizations, orders or approvals of, and filings or registrations with, and any Permits required by, any Governmental Body that are required for or in connection with, the execution and delivery of this Agreement by IBP and the consummation by IBP of the Merger shall have been obtained or made.

                  (III) SELLER'S CERTIFICATE. IBP and Sellers shall have delivered to Classics certificates dated the Closing Date, certifying as to the fulfillment of the conditions set forth in Section 6(b)(i) and 6(b)(ii).

                  (V) LEGISLATION. No law or legally binding regulation shall have been enacted that does or would prohibit, restrict or delay consummation of the Merger or any of the conditions to the consummation of the Merger.

                  (VI) LITIGATION. There shall be no effective order, writ, injunction, decree, judgment, award or determination of any nature (including any temporary restraining order) issued by a Governmental Body restraining or prohibiting consummation or altering the terms of the Merger, or actions seeking damages based upon the foregoing which Classics reasonably deems Material. IBP and Sellers shall not have become subject to any litigation, which, if adversely determined, could, in the sole opinion of IBP, have a Material Adverse Effect on IBP or Sellers.

                  (VII) NO ADVERSE CHANGE. There shall have occurred no adverse change (whether or not covered by insurance) in operations, assets, liabilities, properties or financial conditions of the IBP since the date of the Financial Statements.

                  (VIII) DELIVERY OF DOCUMENTS/ACCEPTANCE OF DISCLOSURE SCHEDULES. IBP shall have timely delivered any and all amendments and/or supplements to the Disclosure Schedules and all other documents, instruments, schedules and financial statements required hereunder to Classics. The Disclosure Schedules, as amended and supplemented, shall be acceptable in form and substance to Classics, in its absolute discretion.

                  (IX) CLASSICS' INVESTIGATION. The investigations by Classics, Classics' Subsidiary and their representatives in connection with the proposed Merger shall not have caused Classics, Classics' Subsidiary or their representatives to become aware of any facts or circumstances relating to IBP or Sellers that in the sole discretion of Classics makes it inadvisable for Classics to proceed with the Transactions.

                  (X) APPROVAL. The Board of Directors of IBP shall have approved this Agreement and the transactions contemplated hereby.

                  (XI) CERTIFICATE OF AUTHORITY. IBP shall have furnished to Classics and Classics' Subsidiary (i) a certificate of the Secretary of State of the state in which it is organized or incorporated, dated as of a date not more than five (5) business days prior to the Closing Date, attesting to it's incorporation and good standing, (ii) a copy, certified by the Secretary of the State of the state in which it is organized or incorporated, as of a date not more than five (5) business days prior to the Closing Date, of the Certificate of Incorporation and all amendments thereto, (iii) a copy, certified by the Secretary of the Bylaws, as amended and in effect as of the Closing Date, and (iv) a copy, certified by the Secretary, of resolutions duly adopted by the Board of Directors and stockholders of duly authorizing the transactions contemplated in this Agreement.

                  (XII) CERTIFICATE OF MERGER. Classics shall have obtained fully executed Certificates of Merger sufficient for filing with the States of Delaware and Nevada in order to consummate the Merger.

                  (XIII) OTHER MATTERS. IBP shall have delivered to Classics, in form and substance reasonably satisfactory to counsel for Classics, such certificates and other evidence as Classics may reasonably request as to the satisfaction of the conditions contained in this Section 6(b).

         (C) CONDITIONS TO OBLIGATION OF IBP. The obligations of IBP and the Sellers to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                  (I) REPRESENTATION AND WARRANTIES OF CLASSICS AND CLASSICS ACQUISITION. The representations, warranties and statements of Classics and Classics Acquisition contained in this Agreement, the exhibits hereto and the Disclosure Schedules shall be complete and accurate as of the date of this Agreement and shall also be complete and accurate at and as of the Closing Date, except for changes contemplated by this Agreement, as if made at and as of the Closing Date; and Classics and Classics Acquisition shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date.

                  (II) GOVERNMENTAL CONSENTS, AUTHORIZATIONS, ETC. All material consents, authorizations, orders or approvals of, and filings or registrations with, and any Permits required by, any Governmental Body that are required for or in connection with, the execution and delivery of this Agreement by Classics or Classics Acquisition and the consummation by Classics and Classics Subsidiaries of the Merger shall have been obtained or made.

                  (III) SELLER'S CERTIFICATE. Classics and Classics Acquisition shall have delivered to Seller certificates dated the Closing Date, certifying as to the fulfillment of the conditions set forth in Section 6(c)(i) and 6(c)(ii).

                  (IV) CLOSING CONSIDERATION. Classics shall have delivered to Sellers the Preliminary Purchase Price required by Section 2(c)(i) hereof.

                  (V) OPINION OF COUNSEL. IBP shall have received from counsel to Classics and Classics Acquisition an opinion dated the Closing Date in the form attached hereto as Exhibit E, or with such modification thereto as are approved by IBP, in its sole and absolute discretion.

                  (VI) LEGISLATION. No law or legally binding regulation shall have been enacted that does or would prohibit, restrict or delay consummation of the Merger or any of the conditions to the consummation of the Merger.

                  (VII) LITIGATION. There shall be no effective order, writ, injunction, decree, judgment, award or determination of any nature (including any temporary restraining order) issued by a Governmental Body restraining or prohibiting consummation or altering the terms of the Merger, or actions seeking damages based upon the foregoing which IBP reasonably deems Material. Classics and Classics Subsidiaries shall not have become subject to any litigation, which, if adversely determined, could, in the sole opinion of IBP, have a Material Adverse Effect on Classics or Classics Acquisition.

                  (VIII) NO ADVERSE CHANGE. There shall have occurred no adverse change (whether or not covered by insurance) in operations, assets, liabilities, properties or financial conditions of the Company since the date of the Financial Statements.

                  (IX) DELIVERY OF DOCUMENTS/ACCEPTANCE OF DISCLOSURE SCHEDULES. Classics and Classics Acquisition shall have timely delivered any and all amendments and/or supplements to the Disclosure Schedules and all other documents, instruments, schedules and financial statements required hereunder to IBP. The Disclosure Schedules, as amended and supplemented, shall be acceptable in form and substance to IBP, in its absolute discretion.

                  (X) IBP'S INVESTIGATION. The investigations by IBP, Sellers and their representatives in connection with the proposed Merger shall not have caused IBP, the Seller or their representatives to become aware of any facts or circumstances relating to Classics and Classics Acquisition that in the sole discretion of IBP makes it inadvisable for IBP to proceed with the Transactions.

                  (XI) APPROVAL. The Board of Directors of Classics and Classics
         Acquisition   each  shall  have   approved   this   Agreement  and  the
         transactions contemplated hereby.

                  (XII) CERTIFICATE OF AUTHORITY. Classics and Classics Acquisition shall each have furnished to IBP and the Sellers (i) certificates of the Secretary of State of each state in which they are organized or incorporated, dated as of a date not more than five (5) business days prior to the Closing Date, attesting to their incorporation and good standing, (ii) a copy, certified by the Secretary of the State of each state in which they are organized or incorporated, as of a date not more than five (5) business days prior to the Closing Date, of the Certificate of Incorporation and all amendments thereto for each, (iii) a copy, certified by the Secretary of each, of the Bylaws of each, as amended and in effect as of the Closing Date, and (iv) a copy, certified by the Secretary of each, of resolutions duly adopted by the Board of Directors and stockholders of each duly authorizing the transactions contemplated in this Agreement.

                  (XIII) CERTIFICATE OF MERGER. IBP shall have obtained fully executed Certificates of Merger sufficient for filing with the States of Delaware and Nevada in order to consummate the Merger.

                  (XIV) OTHER MATTERS. Classics shall have delivered to IBP, in form and substance reasonably satisfactory to counsel for IBP, such certificates and other evidence as IBP may reasonably request as to the satisfaction of the conditions contained in this Section 6(c).

7.       REMEDIES FOR BREACHES OF THIS AGREEMENT

         (A) SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect for a period of 12 months following the Closing Date; provided, however, that the representations and warranties contained in Section 3(l) shall survive until the expiration period of the statutory period of limitations for assessment of Tax deficiencies, including any extensions thereof, for each taxable year of Classics which begins before Closing.

         (B) INDEMNIFICATION PROVISIONS FOR BENEFIT OF CLASSICS

                  (i) In the event third party alleges facts that, if true, would mean any of the Sellers has breached representations, warranties, and covenants set forth in Sections 4, 5 and 6(b) and, if there is an applicable survival period pursuant to Section 7(a) above, provided that Classics makes a written claim for indemnification against any of the Sellers pursuant to Section 7(d) below within such survival period, then each of the Sellers agrees to indemnify Classics from the Adverse Consequences Classics actually suffers through and after the date of the claim for indemnification (including any Adverse Consequences Classics may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach); provided, however, that Sellers' obligation to indemnify for any and all of the Adverse Consequences which Classics has suffered as a result of such breaches shall be solely limited to payment out of shares of the Classics Restricted Stock received by the Sellers in accordance with Section (2)(c)(i), with each such share being valued at a market value of $5 per share.

         (C) INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE SELLERS.

         In the event Classics breaches (or in the event any third party alleges facts that, if true, would mean Classics has breached) any of its representations, warranties, and covenants contained in Sections 3, 5 and 6(b), and, if there is an applicable survival period pursuant to Section 7(a) above, provided that the Seller makes a written claim for indemnification against Classics pursuant to Section 7(d) below within such survival period, then
Classics agrees to indemnify each of the Sellers from and against the entirety of any Adverse Consequences such Seller suffers through and after the date of the claim for indemnification (including any Adverse Consequences the Seller may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach); provided, however, that Classics' obligation to indemnify for any and all of the Adverse Consequences which Sellers have suffered as a result of such breaches shall be solely limited to payment out of shares of the Classics Stock, with each such share being valued at a market value of $5 per share.

         (D) MATTERS INVOLVING THIRD PARTIES(D) MATTERS INVOLVING THIRD PARTIES

                  (i) If any third party shall notify any Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Section 7, then the
         Indemnified Party shall promptly (and in any event within five (5) business days after receiving notice of the Third Party Claim) notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

                  (ii) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

                  (iii) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with 7(d)(ii) above, (A) the Indemnified Party may retain separate co- counsel at its sole cost and expense and participate in the defense of the Third Party Claim,
         (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

                  (iv) In the event any of the conditions in 7(d)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 7.

         (E) OTHER INDEMNIFICATION PROVISIONS. The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any Party may have for breach of representation, warranty, or covenant. Each of the Sellers hereby agrees that he or it will not make any claim for indemnification against any of IBP by reason of the fact that he or it was a director, officer, employee, or agent of any such entity or was serving at the request of any such entity as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by Classics against such Seller (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise).

8.       COVENANTS, CONFIDENTIALITY

         (a) Classics hereby covenants and agrees that within a reasonable time after the Closing Date it shall take all action within its power to ensure the appointment at all times after the

Closing Date of at least one of the Sellers to the position of a member of the Board of Directors of each of Classics and IBP.

         (b) From and after the date hereof, and at all times hereafter, should the transactions contemplated by this Agreement fail to close, then each of IBP, the Sellers, Classics, and Classics Acquisition covenants and agrees, on behalf of themselves, their Affiliates, parents, subsidiaries, directors, officers, employees, agents, successors and assigns, to maintain strict confidentiality of all information concerning IBP and Classics in accordance with the Confidentiality Agreement entered into by the Parties on October 8, 1999.

         (c) Classics, Classics Acquisition, IBP and the Sellers acknowledge and agree that the covenants contained in this Section 8 are fair and reasonable and of a special unique character which gives them peculiar value and exist in order to protect Classics and IBP and that Classics and IBP would not have entered into this Agreement without such covenants being made to it. If any such covenants, however, be determined to be invalid by reason of their duration or geographical scope, such duration or geographical scope, or both, as the case may be, shall be considered to be reduced to a longest duration or greatest geographical scope, or both, which will cure invalidity. Classics, Classics Acquisition, IBP and the Sellers further acknowledge that damages alone will not be an adequate remedy for any breach by it of the covenants contained in this
Section 8, and accordingly, each expressly agrees that, in addition to any other remedies which each may have, each shall be entitled to injunctive relief in a court of competent jurisdiction.

         (d) The  Parties  acknowledges  that the  covenants  contained  in this
Section 8 are separate and distinct from, and shall not be merged with, any similar covenants made by IBP, the Sellers, Classics, or Classics Acquisition in any other agreement, document or understanding.

9.       TERMINATION

         (A) TERMINATION OF AGREEMENT. This Agreement may be terminated at any time prior to the Closing Date:

                  (i) by mutual written agreement of Classics and IBP; or

                  (ii) by IBP if any representation or warranty of Classics or Classics Acquisition or by Classics and Classics Acquisition if any representation or warranty of IBP, contained herein shall have been incorrect or breached in any Material respect, as to which notice shall have been given to the breaching party, and shall not have been cured or otherwise resolved to the reasonable satisfaction of the other party on or before the Closing Date, or by either IBP or Classics if any condition to the consummation of the Merger contemplated hereunder that must be fulfilled to its satisfaction may not be fulfilled; or

                  (iii) by either Classics or IBP if any permanent injunction or other order of a court or other competent authority preventing the consummation of the Merger shall have become final and non-appealable; or

                  (iv) by Classics or IBP if the Closing has not occurred by December 31, 1999 provided, however, that such date may be extended by written agreement among the parties and provided, further, that no party shall be permitted to terminate hereunder if such party is in violation of this Agreement.

         (B) EFFECT OF TERMINATION. In the event of the termination of this Agreement as provided herein, this Agreement shall become wholly void and have no further force and effect except as hereinafter provided, and there shall be no Liability on the part of IBP or Classics (or Classics's respective officers or directors). Nothing contained herein shall relieve any party from Liability for its breach of this Agreement, and the Confidentiality Agreement shall remain in place in accordance with Section 8(b) hereof.

         (C) EXTENSION; WAIVER. At any time prior to the Closing Date, any party hereto that is entitled to the benefits hereof (with respect to any such corporate party by action taken by its Board of Directors or a duly authorized officer), may (a) extend the time for the performance of any of the obligations or other acts of any of the other parties hereto, (b) in whole or in part, waive any inaccuracy in the representations and warranties of any of the other parties hereto contained herein or in any exhibit or schedule hereto or in any document delivered pursuant hereto, and (c) in whole or in part, waive compliance with any of the agreements of any of the other parties hereto or conditions contained herein. Any agreement on the part of any party hereto to any such extension or waiver shall only be valid if same is set forth in an instrument in writing signed and delivered on behalf of such party.

10.      GUARANTEE

         Classics hereby unconditionally guarantees the payment, performance and accuracy of all of the obligations, representations, warranties, agreements and covenants of Classics Acquisition as set forth in this Agreement and the documents contemplated hereby. Any breach of such obligations, representations, warranties, agreements and covenants by Classics Acquisition shall entitle the Sellers and IBP to all remedies against Classics that are available against Classics Acquisition under this Agreement, and the documents contemplated hereby.

11.      Miscellaneous

         (A) TAX FILINGS. The Sellers, IBP, Classics Acquisition and Classics shall cause all tax returns and any other filings reporting the Merger as a reorganization under Section 368 of the Internal Revenue Code, if any, to be filed in a timely manner.

         (B) PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Parties; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Party prior to making the disclosure).

         (C) NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon ANY PERSON OTHER THAN THE PARTIES AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS; PROVIDED, HOWEVER, that the provisions in
Section 2 above concerning payment of the Merger Consideration are intended for the benefit of all stockholders of IBP.

         (D) ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

         (E) SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties.

         (F) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         (G) HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (H) NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

    IF TO IBP:                                  COPY TO:

    IBP, Inc.                                   Eric J. Golle, Esq.
    6060 North Central Expressway               Bell, Nunnally & Martin PLLC
    Dallas, TX 75206                            3232 McKinney Avenue, Suite 1400
                                                Dallas, TX 75204

    IF TO CLASSICS:                             COPY TO:

    Richard Berger                              Victor J. DiGioia, Esq.
    Classics International Entertainment, Inc.  Goldstein & DiGioia, LLP
    1350 N. Lake Shore Drive, Suite 315-S       369 Lexington Avenue-18th Floor
    Chicago, IL 60610                           New York, NY 10017

    IF TO THE SELLERS:                          COPY TO:

    Michael Steele                              Eric J. Golle, Esq.
    1930 Palace Drive                           Bell, Nunnally & Martin PLLC
    Grand Prairie, TX 75050                     3232 McKinney Avenue, Suite 1400
                                                Dallas, TX 75204

    Carey Lotzer                                Eric J. Golle, Esq.
    2602 Palisades Place                        Bell, Nunnally & Martin PLLC
    Mesquite, TX      75181                     3232 McKinney Avenue, Suite 1400
                                                Dallas, TX 75204

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

         (I) GOVERNING LAW. This Agreement has been executed in the State of Delaware, and its validity, interpretation, performance, and enforcement will be governed by the laws of such state, without application of the conflict of law principles thereof.

         (J) JURISDICTION AND VENUE. Any judicial proceedings brought by or against any party on any dispute arising out of this Agreement or any matter related thereto shall be brought in the state or federal courts of Dover, Delaware and, by execution and delivery of this Agreement, each of the parties accepts for itself the exclusive jurisdiction and venue of the aforesaid courts as trial courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement after exhaustion of all appeals taken (or by the appropriate appellate court if such appellate court renders judgment).

         (K) AMENDMENTS. This Agreement and the Exhibits and the Disclosure Schedules hereto may be amended by the parties hereto at any time prior to the Closing Date; provided, however, that any amendment must be by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

         (L) SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         (M) EXPENSES. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

         (N) CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation.

         (O) INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits and the Disclosure Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

         (P) AGREEMENT REGARDING POOLING ACCOUNTING TREATMENT. The Parties agree to use their best efforts to obtain the "pooling accounting" treatment to the acquisition of IBP by Classics; provided, however, the failure to obtain such treatment shall not be deemed a condition to Closing nor have any other effect upon the Merger.

                                     * * * *

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.

CLASSICS INTERNATIONAL                               CLASSICS ACQUISITION CORP.
ENTERTAINMENT, INC.

By:______________________________                    By:________________________

Name: ___________________________                    Name: _____________________


Title: ____________________________                  Title: ____________________

IBP, INC.                                                     SELLERS

By:______________________________                             __________________

                                                              MICHAEL STEELE

Name: ___________________________

Title: ____________________________

                                                              __________________
                                                              CAREY LOTZER

                                    EXHIBIT A

                              SELLERS' PERCENTAGES

NAME                              PERCENTAGE                   NUMBER OF SHARES

1.       Carey Lotzer               66%                             2,303,400

2.       Michael Steele             34%                             1,186,600

                                    EXHIBIT B

                         CLASSICS' FINANCIAL STATEMENTS

                                    EXHIBIT C

                           IBP'S FINANCIAL STATEMENTS

             NONE DELIVERED AND CLOSING CONDITION WAIVED BY CLASSICS
                           INTERNATIONAL ENTERTAINMENT

                                    EXHIBIT D

                            OPINION OF COUNSEL TO IBP

             DELIVERYWAIVED BY CLASSICS INTERNATIONAL ENTERNATIONAL

                                  ENTERTAINMENT

                                    EXHIBIT E

                         OPINION OF COUNSEL TO CLASSICS

                                  SCHEDULE 3(E)

                                 CAPITALIZATION

                                  SCHEDULE 3(N)

                    EVENTS SUBSEQUENT TO FINANCIAL STATEMENTS

                                  SCHEDULE 3(O)

                         CLASSICS' INTELLECTUAL PROPERTY

                                  SCHEDULE 4(F)

                          SELLERS' OWNERSHIP OF SHARES

                                  SCHEDULE 4(H)

                 EVENTS SUBSEQUENT TO MOST RECENT FISCAL QUARTER


























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



                                  SCHEDULE 4(J)

                             UNDISCLOSED LIABILITIES

                    Litigation: Anthony Knape v. Carey Lotzer
             Cause No. 96-12383-A (District Court of Dallas County,
                         TEXAS 14TH Judicial District).



























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



                                  SCHEDULE 4(N)

                            IBP INTELLECTUAL PROPERTY

                                See Schedule 4(j)






























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


                                  SCHEDULE 4(Q)

                                   LITIGATION

                                See Schedule 4(j)


























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